Other (Losses)/Gains—net - Schedule of Other (Losses)/Gains-Net (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022		Dec. 31, 2021
Other Income (Losses) Net [Abstract]
Net foreign exchange (losses)/gains	$ 367	$ 1,469		$ (516)
Investment income from investments at fair value through profit and loss	2,503	248		0
Investment income from wealth management products	5	22		68
Other (losses)/gains	(101)	150		(1,099)
Other (Losses)/Gains-Net	$ 2,774	$ 1,889	[1]	$ (1,547)	[1]

[1]
(i)    The Group elected to change its presentation currency from RMB to USD with effect from January 1, 2023 as described in Note 2 to these consolidated financial statements. The consolidated statements of loss for the years ended December 31, 2021 and 2022 have been re-presented to reflect the Group's change in presentation currency.